UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 16, 2004

Liberty Media International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50671 (Commission File Number)	20-0893138 (IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of Principal Executive Office)

(720) 875-5800
(Registrant’s telephone number, including area code)

Item 12. Results Of Operations and Financial Condition
SIGNATURE
Press Release

Item 12. Results Of Operations and Financial Condition

     On August 16, 2004, Liberty Media International, Inc. (the “Company”) issued a press release (the “Press Release”) setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, which was filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2004. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2004.

     This Form 8-K and the Press Release attached hereto as an Exhibit 99.1, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the quarterly period ended June 30, 2004, are being furnished to the SEC under Item 12 of Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ ELIZABETH M. MARKOWSKI
Elizabeth M. Markowski
Senior Vice President

Date: August 16, 2004

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